                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 12, 2001

                             INSIGNIA SOLUTIONS PLC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                ENGLAND AND WALES
                 (STATE OF OTHER JURISDICTION OF INCORPORATION)

              0-27012                          NOT APPLICABLE
      (Commission File Number)                (I.R.S. employer
                                           identification number)

                             ----------------------

            41300 CHRISTY STREET                           INSIGNIA HOUSE
                  FREMONT                                THE MERCURY CENTRE
           CALIFORNIA 94538-3115                     WYCOMBE LANE, WOOBURN GREEN
          UNITED STATES OF AMERICA                  HIGH WYCOMBE, BUCKS HP10 0HH
                                                           UNITED KINGDOM

    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND PRINCIPAL PLACES OF BUSINESS)


                                 (510) 360-3700
                                (44) 1628-539500

              (REGISTRANT'S TELEPHONE NUMBERS, INCLUDING AREA CODE)



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ITEM 5--OTHER EVENTS

         On February 12, 2001, Insignia Solutions plc (the "Company") closed the second round of a private placement of its securities to four accredited investors (the "Investors"). Under substantially the same terms as the private placement round that closed on November 24, 2000, the Company sold an additional 940,000 units at a purchase price of $5.00 per unit. Each unit consisted of one American depositary share ("ADS"), representing one ordinary share, nominal value 20 pence per share, of the Company, and a warrant to purchase 0.5 ADS at an exercise price equal to the lower of (a) $6.00 per ADS or (b) the average of the closing trade price of the Company's ADSs for the ten days preceding the day the Company is informed of an intent to exercise, less a 10% discount. The Warrants expire on February 12, 2004. However, subject to certain conditions, if the closing sale price of the ADSs quoted on the Nasdaq National Market System exceeds $9.00 per share for any thirty
(30) consecutive trading days, the Company may cancel the Warrants upon sixty
(60) days prior written notice. The Company sold 3,600,000 units to 23 accredited investors in the first round of the private placement that closed on November 24, 2000.

         As compensation for the second round of the private placement, the Company (a) issued a five-year warrant to purchase 25,000 of the Company's ADSs at an exercise price of $5.00 per share and (b) paid cash compensation equal to six percent (6%) of the first two million dollars of the gross proceeds and three percent (3%) of the remainder of the gross proceeds received by the Company in the Private Placement to Jefferies & Company, Inc., the placement agent.

         Pursuant to the Subscription Agreements between the Company and each of the Investors and the Warrant Agreement between the Company and Jefferies & Company, Inc., the Company has agreed to register under the Securities Act of 1933, as amended, the ADSs and the ADSs issuable upon exercise of all warrants issued in the private placement. The Company has agreed to file a registration statement covering such securities with the Securities and Exchange Commission ("SEC") by no later than 10 days after the closing. In the event the registration statement is not declared effective by the SEC by May 14, 2001, the Company shall issue to the Investors, for payment of nominal value, 0.07 ADS for each unit purchased in the private placement. In addition, the Company shall issue to the Investors, for payment of nominal value, 0.02 ADS for each unit purchased in the private placement for each month the registration statement is not declared effective by the SEC after May 14, 2001.

         The second round of the private placement triggered anti-dilution provisions in warrants previously issued to investors who participated in a private placement of the Company's securities that closed on December 9, 1999 (the "December 1999 Investors"). However, pursuant to the terms of the warrants held by the December 1999 Investors, because the adjustment represents less than a 1% change in the exercise price, the effect shall be carried forward and any adjustment shall be made at the time that the accumulation of adjustments shall amount to at least 1% decrease of the exercise price. If warrants are exercised at the price equal to the average closing trade price of the Company's ADSs for the ten days preceding the day the Company is informed of an intent to exercise, less a 10% discount, and this price is lower than the then current market price of the Company's ADSs, the exercise prices of warrants issued to the December 1999 investors and to investors in the first round of the private placement will be decreased. Finally, the exercise price and the number of these warrants may be adjusted in the future if actual exercises occur at a price less than six dollars.

         Further, anti-dilution provisions in warrants issued to the December 1999 Investors and to investors in the first round and second round of the private placement may also be triggered in the future if the Company issues its securities below the then current market price of the Company's ADS.

         A form of the Subscription Agreement and Warrant between the Company and each of the Investors, and the Warrant Agreement and the Warrant between the Company and Jefferies & Company, Inc. are filed as Exhibits to this Report. These documents are incorporated herein by this reference.

ITEM 7--FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.
                  Not Applicable.

         (b)      Pro Forma Financial Information.
                  Not Applicable.


                                       1

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         (c)      Exhibits.

                  The following exhibits are filed as part of this Report:

  EXHIBIT
  NUMBER                           EXHIBIT TITLE
------------------------------------------------------------------------------
     4.11--Form of ADSs Purchase Warrant issued to the investors in the first round of the private placement (incorporated by reference to
           Exhibit 4.11 to the Company's Current Report on Form 8-K filed on
           November 29, 2000 (the "2000 8-K")

     4.12--ADSs Purchase Warrant issued to Jefferies & Company, Inc., dated
           November 24, 2000 (incorporated by reference to Exhibit 4.12 to the 2000 8-K)

     4.13--Form of ADSs Purchase Warrant issued to the investors in the second round of the private placement

     4.14--ADSs Purchase Warrant issued to Jefferies & Company, Inc., dated
           February 12, 2001

    10.52--Form of Subscription Agreement for the purchase of units by the investors in the first round of the private placement (incorporated by reference to Exhibit 10.52 to the 2000 8-K)

    10.53--Warrant Agreement, dated November 24, 2000, between Insignia
           Solutions plc and Jefferies & Company, Inc. (incorporated by reference to Exhibit 10.53 to the 2000 8-K)

    10.54--Form of Subscription Agreement for the purchase of units by the investors in the second round of the private placement

    10.55--Warrant Agreement, dated February 12, 2001, between Insignia
           Solutions plc and Jefferies & Company, Inc.


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: February 15, 2001               Insignia  Solutions plc





                                       By:  /s/ Stephen M. Ambler
                                       --------------------------------
                                       Stephen M. Ambler
                                       Senior Vice President, Chief
                                       Financial Officer and Secretary

                                INDEX TO EXHBITS

  EXHIBIT
  NUMBER                           EXHIBIT TITLE
------------------------------------------------------------------------------
     4.11--Form of ADSs Purchase Warrant issued to the investors in the first round of the private placement (incorporated by reference to
           Exhibit 4.11 to the Company's Current Report on Form 8-K filed on
           November 29, 2000 (the "2000 8-K")

     4.12--ADSs Purchase Warrant issued to Jefferies & Company, Inc., dated
           November 24, 2000 (incorporated by reference to Exhibit 4.12 to the 2000 8-K)

     4.13--Form of ADSs Purchase Warrant issued to the investors in the second round of the private placement*

     4.14--ADSs Purchase Warrant issued to Jefferies & Company, Inc., dated
           February 12, 2001*

    10.52--Form of Subscription Agreement for the purchase of units by the investors in the first round of the private placement (incorporated by reference to Exhibit 10.52 to the 2000 8-K)

    10.53--Warrant Agreement, dated November 24, 2000, between Insignia
           Solutions plc and Jefferies & Company, Inc. (incorporated by reference to Exhibit 10.53 to the 2000 8-K)

    10.54--Form of Subscription Agreement for the purchase of units by the investors in the second round of the private placement*

    10.55--Warrant Agreement, dated February 12, 2001, between Insignia
           Solutions plc and Jefferies & Company, Inc.*



           * Filed herewith